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                                  Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


          We consent to the use in this Registration Statement on Form SB-2 of our report dated May 13, 2002 relating to the financial statements SulphCo, Inc., which appears in such Registration Statement.


/s/ Forbush and Associates


Reno, Nevada
August 19, 2004